EXHIBIT 10.2

Farm Credit Services of America

NINETEENTH AMENDMENT TO CREDIT AGREEMENT

This Nineteenth Amendment to Credit Agreement (“Amendment”) is made and entered into effective the 31st day of January, 2013, by and between AgFeed USA, LLC (formerly known as M2 P2, LLC); TS Finishing, LLC; New York Finishing, LLC; Pork Technologies, LC; New Colony Farms, LLC; Heritage Farms, LLC; Heritage Land, LLC; Genetics Operating, LLC; M2P2 Facilities, LLC; MGM, LLC; M2P2 General Operations, LLC; New Colony Land Company, LLC; M2P2 AF JV, LLC; and Midwest Finishing, LLC (hereinafter referred to as “Borrower”) and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (hereinafter referred to as “Lender”) to amend and modify the Credit Agreement dated June 7, 2006, as amended from time to time (hereinafter referred to as the “Credit Agreement”). The Credit Agreement and underlying Loan Documents are modified only to the extent necessary to give effect to the terms of this Amendment, and the remaining terms of said Loan Documents, not otherwise inconsistent herewith, are ratified by the parties. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

The Credit Agreement and underlying Loan Documents are modified only to the extent necessary to give effect to the terms of this Amendment, and the remaining terms of said Loan Documents, not otherwise inconsistent herewith, are ratified by the parties. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

Borrower, M2 P2, LLC (known now as AgFeed USA, LLC) formed Midwest Finishing, LLC (“Midwest Finishing”) with an effective date of May 27, 2003 to conduct certain operations of the Borrowers and failed to inform Lender that some of its operations are conducted under this wholly owned subsidiary and notwithstanding that Midwest Finishing is not a Borrower under the Credit Agreement the Borrowers have used loan advances under the Credit Agreement to purchase pigs, pay for feed and other expenses of Midwest Finishing, LLC. The Borrower has requested Lender’s consent to allow Midwest Finishing to continue to use loan funds and has agreed to cause Midwest Finishing to execute this Amendment to the Credit Agreement to add Midwest Finishing, LLC as a Borrower assuming all obligations under the Credit Agreement and pledging all of its assets as collateral.

In consideration of the mutual agreements, provisions and covenants herein contained, and furthermore to induce Lender to consider financial accommodations for the Borrower under the terms and provisions of the Credit Agreement, the parties hereby agree as follows:

1.	Midwest Finishing, LLC acknowledges that it has received the benefit of funds from the Credit Facilities under the Credit Agreement and hereby agrees to assume all existing obligations under the Credit Agreement and pledges all of its assets now owned or hereafter acquired, regardless of whether such assets were or are acquired from the Borrower or from any other party, subject to all terms contained in the Credit Agreement including without limitation Article 4 of the Credit Agreement.

2.	The following sections are hereby amended to read as follows:

Section 6.14 Outside Consultant to Lender. Borrower agrees that an outside consultant will be retained by Lender to assist in analyzing the Borrower’s business and financial records, including without limitation: a) the accounting restatement of Borrower and/or its parent company Ag Feed, Inc.; b) Borrower’s relationship with Hormel and the pending arbitration proceedings initiated by Hormel; and c) Borrower’s pending efforts to refinance its indebtedness to Lender and/or to raise additional capital to repay or reduce its indebtedness to Lender. Borrower agrees to fully cooperate with Carl Marks Advisory Group LLC (“Consultant”) by providing business records and information requested by Consultant. Borrower agrees to promptly reimburse Lender for all payments to Consultant including fees due under the initial engagement in the total amount of $35,000.00, plus reasonable and documented out of pocket business expenses. Borrower agrees that all analysis and communications completed by Consultant for Lender are subject to the attorney client privileged and work product doctrine and Borrowers agree they will not have any right to obtain any documents or communications involving Consultant.

Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents except those permitted pursuant to the terms of the separate Forbearance Agreement executed on or about the date of this Amendment and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Borrower hereby ratifies the Credit Agreement as amended and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement applicable to it and (ii) that it is responsible for the observance and full performance of its respective obligations.

Borrower hereby certifies that the person(s) executing this Amendment on behalf of Borrower is/are duly authorized to execute such document on behalf of Borrower and that (other than as noted in the first paragraph) there have been no changes in the name, ownership, control, organizational documents, or legal status of the Borrower since the last application, loan, or loan servicing action; that all resolutions, powers and authorities remain in full force and effect, and that the information provided by Borrower is and remains true and correct.

This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have set their hand effective the day and year first above written.

BORROWER:
AgFeed USA, LLC (formerly known as M2 P2, LLC)
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

TS Finishing, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

New York Finishing, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Pork Technologies, LC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

New Colony Farms, LLC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Heritage Farms, LLC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Genetics Operating, LLC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

M2P2 Facilities, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

MGM, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

M2P2 General Operations, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

New Colony Land Company, LLC
By: M2P2 Facilities, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Heritage Land, LLC
By: M2P2 Facilities, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

M2P2 AF JV, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Midwest Finishing, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

LENDER:
Farm Credit Services of America, PCA Farm Credit Services of America, FLCA
By: /s/ Brian Frevert Brian Frevert, Vice President

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